Exhibit 10.1

AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT

AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of November 20, 2012, among Affinion Group Holdings, Inc., a Delaware corporation (“Holdings”), Affinion Group, Inc., a Delaware corporation (the “Borrower”), the Lenders (as defined in the Credit Agreement referred to below) listed on the signature pages hereto, the various agents party hereto, Bank of America, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and Deutsche Bank Securities Inc. (“DBSI”), in its capacity as arranger of this Amendment (the “Amendment Arranger”).

PRELIMINARY STATEMENTS:

(1) Holdings and the Borrower have entered into that certain Amended and Restated Credit Agreement, dated as of April 9, 2010 (as so amended and restated and as amended, modified and/or supplemented through the date hereof, the “Credit Agreement”), with the Administrative Agent, Credit Suisse Securities (USA) LLC (“CSS”), as syndication agent, DBSI, J.P. Morgan Securities LLC (f/k/a J.P. Morgan Securities Inc.) (“JPM”) and UBS Securities LLC (“UBS”), as documentation agents, Bank of America Securities LLC (“BAS’) and CSS, as joint lead arrangers, and BAS, CSS, DBSI, JPM and UBS, as joint bookrunners. Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2) Holdings and the Borrower have requested and the undersigned Lenders and the Administrative Agent have agreed, on the terms and conditions stated below, to amend and modify the Credit Agreement as set forth herein.

(3) Accordingly, in consideration of the mutual agreements set forth herein and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows, effective as of the Amendment No. 1 Effective Date (as defined below):

SECTION 1. Amendments to Credit Agreement.

(a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

“Amendment No. 1” shall mean Amendment No. 1 to this Agreement, dated as of November 20, 2012, among Holdings, the Borrower, the Lenders party thereto, the Administrative Agent and Deutsche Bank Securities Inc., as arranger of Amendment No 1.

“Amendment No. 1 Effective Date” shall have the meaning provided in Amendment No. 1.

(b) The definition of “Applicable Margin” appearing in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the text “3.50%” appearing therein and inserting the text “5.00%” in lieu thereof and (ii) deleting the text “2.50%” appearing therein and inserting the text “4.00%” in lieu thereof.

(c) The definition of “Pro Forma Basis” appearing in Section 1.01 of the Credit Agreement is hereby amended by inserting the text “2.20(c),” after the text “2.11(b),” appearing in said Section.

(d) Section 2.10(e) of the Credit Agreement is hereby amended by deleting the text “made on or before the date that is one year after the Restatement Effective Date” appearing therein and inserting the text “made on or after the Amendment No. 1 Effective Date but on or before the date that is one year after the Amendment No. 1 Effective Date” in lieu thereof.

(e) Section 6.10 of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following text in lieu thereof:

“Section 6.10. Senior Secured Leverage Ratio. Permit the Senior Secured Leverage Ratio on the last day of any fiscal quarter set forth below to exceed the ratio set forth opposite such fiscal quarter:

Fiscal Quarter Ended	Ratio

September 30, 2012, December 31, 2012, March 31, 2013, June 30, 2013, September 30, 2013 and December 31, 2013	4.25:1.00

March 31, 2014 and June 30, 2014	4.00:1.00

September 30, 2014 and December 31, 2014	3.75:1.00

March 31, 2015 and thereafter	3.00:1.00”

(f) Section 6.11 of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following text in lieu thereof:

“Section 6.11. Interest Coverage Ratio. Permit the Interest Coverage Ratio on the last day of any fiscal quarter set forth below to be less than the ratio set forth opposite such fiscal quarter:

Fiscal Quarter Ended	Ratio

September 30, 2012, December 31, 2012, March 31, 2013, June 30, 2013, September 30, 2013, December 31, 2013 and March 31, 2014	1.25:1.00

June 30, 2014 and September 30, 2014	1.35:1.00

December 31, 2014 and March 31, 2015	1.50:1.00

June 30, 2015 and thereafter	1.65:1.00”

(g) Section 8.06(b) of the Credit Agreement is hereby amended by deleting clauses (b) and (c) of the second sentence said Section and inserting the following text in lieu thereof:

“(b) the retiring the Swingline Lender shall be discharged from all of its duties and obligations hereunder and under the other Loan Documents, and (c) at the sole election of the retiring Administrative Agent, in its capacity as an Issuing Bank, either (i) the retiring Administrative Agent, in its capacity as an Issuing Bank, shall be discharged from all of its duties and obligations hereunder and under the other Loan Documents, and the successor Issuing Bank shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to the retiring Issuing Bank to effectively assume the obligations of the retiring Issuing Bank with respect to such Letters of Credit or (ii) the retiring Administrative Agent, in its capacity as an Issuing Bank, shall remain party to this Agreement as an Issuing Bank, and in such capacity shall continue to have all of the rights and obligations of an “Issuing Bank” under this Agreement and the other Loan Documents with respect to each Letter of Credit previously issued by such Issuing Bank and outstanding at the time of its resignation as Administrative Agent (including, without limitation, the right to receive Issuing Bank Fees pursuant to Section 2.12(b)), but shall not be required to issue any new (or renew or extend any existing) Letters of Credit.”

(h) Holdings, the Borrower, the Administrative Agent, the Amendment Arranger, Deutsche Bank Trust Company Americas (“DBTCA”) and the Required Lenders hereby (i) acknowledge receipt of that certain “Resignation of Administrative Agent, Collateral Agent, Issuing Bank and Swingline Lender”, dated as of November 16, 2012, from Bank of America, N.A. (“Bank of America”) as retiring Administrative Agent, (ii) agree that (x) Bank of America, DBTCA and the Loan Parties shall, as soon as reasonably practicable, but in any event not later than December 14, 2012 (or such later date as shall be approved by Bank of America, DBTCA and the Borrower (such approval not to be unreasonably withheld, delayed or conditioned)) enter into a customary agency resignation and assignment agreement in form and substance reasonably acceptable to Bank of America, DBTCA and the Borrower, (y) upon the effectiveness of the resignation of Bank of America as Administrative Agent and the execution and delivery of such agency resignation and assignment agreement by the parties thereto, DBTCA shall be appointed as the successor Administrative Agent, Issuing Bank and Swingline Lender (without any requirement for any further consent of the Required Lenders and the Loan Parties) and succeed as Administrative Agent, Issuing Bank and Swingline Lender in accordance with the provisions of the Credit Agreement (including Sections 2.05 and 8.06) and such agency resignation and assignment agreement and (z) the Loan Parties, DBTCA, Bank of America and the Administrative Agent may enter into such technical amendments to the Credit Agreement and the other Loan Documents as may be required or advisable in the judgment of the successor Administrative Agent to effectuate the purposes of this clause (h) and the agency transfer contemplated by such agency resignation and assignment agreement (including, without limitation, modifications to references to “Bank of America” in the definition of “ABR” and the applicable notice provisions in Section 9.01(a) of the Credit Agreement) and (iii) in the case of the Required Lenders, authorize (x) DBTCA and Bank of America to enter into the documentation described in sub-clauses (ii)(x) and (z) above and (y) the appointment of DBTCA as successor Administrative Agent in connection therewith; provided, however, that, notwithstanding the foregoing, the provisions of this clause (h) shall not be construed to limit or restrain in any manner the rights that Bank of America has as retiring Administrative Agent under Section 8.06 of the Credit Agreement 30 days after it has provided notice of resignation as provided above, including without limitation, the effectiveness of the resignation of Bank of America referred to in the immediately preceding clause (i), regardless of whether any resignation and assignment agreement has been entered into or whether a successor Administrative Agent has been appointed at such time. Additionally, in connection with, and to facilitate, DBTCA’s appointment as the successor Administrative Agent, Bank of America is authorized to transfer to DBTCA, prior to the execution and delivery of the agency resignation and assignment agreement, all information in its possession in its capacities as Administrative Agent, Collateral Agent, Issuing Bank and Swingline Lender regarding the Lenders, the Loan Parties, the Loans and the Loan Documents.

SECTION 2. Conditions of Effectiveness. This Amendment is subject to the provisions of Section 9.09 of the Credit Agreement. This Amendment shall become effective as of the date (the “Amendment No. 1 Effective Date”) when, and only when, each of the following conditions shall have been fulfilled to the satisfaction of the Administrative Agent and the Amendment Arranger:

(a)(x) The Administrative Agent and the Amendment Arranger shall have received counterparts of this Amendment executed by Holdings, the Borrower, Lenders constituting the Required Lenders, the Administrative Agent, the Amendment Arranger and DBTCA and (y) the Administrative Agent and the Amendment Arranger shall have additionally received all of the following documents, each of which (unless otherwise specified) shall be dated the date of receipt thereof by the Administrative Agent and the Amendment Arranger (unless otherwise specified), in form and substance satisfactory to the Administrative Agent and the Amendment Arranger (unless otherwise specified):

(i) Counterparts of the consent attached hereto executed by each Subsidiary Guarantor; and

(ii) A certificate signed by a duly authorized officer of Holdings and the Borrower stating that:

(A) the representations and warranties contained in the Loan Documents and in Section 4 hereof that are qualified by materiality are true and correct, and each of such representations and warranties that are not so qualified are true and correct in all material respects, in each case, on and as of the date of such certificate as though made on and as of such date other than any such representations and warranties that, by their terms, expressly refer to a specific date other than the date of such certificate, in which case as of such specific date; and

(B) as of Amendment No. 1 Effective Date, both before and after giving effect to this Amendment, no event has occurred and is continuing that constitutes a Default or an Event of Default.

(b) The Borrower shall have paid to the Administrative Agent and the Amendment Arranger (or their applicable affiliates) all fees (including the Consent Fee referred to below, which shall be paid in accordance with Section 3 set forth below), costs and expenses (including, without limitation, reasonable legal fees and expenses) payable to the Administrative Agent and the Amendment Arranger (or their applicable affiliates) to the extent then due.

SECTION 3. Consent Fee. The Borrower agrees to pay to the Amendment Arranger, for the account of each Lender that delivers to the Administrative Agent and the Amendment Arranger (or its counsel) an executed counterpart of this Amendment on or prior to 5:00 p.m., New York City time, on November 20, 2012, a payment (collectively, the “Consent Fee”) in an amount equal to 0.50% of the sum of (i) the aggregate principal amount of all Term Loans of such Lender outstanding on the Amendment No. 1 Effective Date and (ii) the Revolving Loan Commitment of such Lender as in effect on the Amendment No. 1 Effective Date. The Consent Fee shall be payable in Dollars and in immediately available funds and, once paid, such fees or any part thereof shall not be refundable. Within three Business Days of receipt of the Consent Fee, the Amendment Arranger shall pay over the Consent Fee to the Administrative Agent, which (upon receipt thereof) shall distribute to each relevant Lender the portion of the Consent Fee to which it is entitled (as specified in writing by the Amendment Arranger to the Administrative Agent).

SECTION 4. Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:

(a) The execution, delivery and performance by Holdings and the Borrower of this Amendment, the execution and delivery of the Consent hereto by each Subsidiary Guarantor and the performance by Holdings, the Borrower and each Subsidiary Guarantor of the Credit Agreement (as amended hereby) have been duly authorized by all necessary corporate action.

(b) This Amendment has been duly executed and delivered by Holdings and the Borrower and the Consent has been duly executed by each Subsidiary Guarantor. This Amendment and the Credit Agreement (as amended hereby) constitute the legal, valid and binding obligations of Holdings, the Borrower and the Subsidiary Guarantors, enforceable against Holdings, the Borrower and the Subsidiary Guarantors in accordance with their respective terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally, and subject to the effects of general principles of equity (regardless whether considered in a proceeding in equity or at law).

SECTION 5. Reference to and Effect on the Credit Agreement and the other Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b) The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 6. Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the administration of the Credit Agreement (as amended hereby) and all costs and expenses of the Administrative Agent and/or the Amendment Arranger in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent and the Amendment Arranger) to the same extent that such fees and expenses would be payable under, and on the same terms as are set forth in, Section 9.05 of the Credit Agreement, without regard (in the case of the Amendment Arranger) as to whether the Amendment Arranger is a party to the Credit Agreement or specifically referenced in said Section.

SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

AFFINION GROUP, INC.

By:
Name:
Title:

AFFINION GROUP HOLDINGS, INC.

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT

AGREEMENT]

BANK OF AMERICA, N.A., as Administrative Agent and as Lender

By:
Name:
Title:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT

AGREEMENT]

DEUTSCHE BANK SECURITIES INC.,
as Amendment Arranger

By:
Name:
Title:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT

AGREEMENT]

DEUTSCHE BANK TRUST COMPANY AMERICAS
(for purposes of Section 1(h) of this Amendment)

By:
Name:
Title:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT

AGREEMENT]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AFFINION GROUP HOLDINGS, INC., AFFINION GROUP, INC., THE VARIOUS AGENTS PARTY THERETO, THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND DEUTSCHE BANK SECURITIES INC.

[NAME OF INSTITUTION]

By:
Name: Title:

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AFFINION AMENDED AND RESTATED CREDIT

AGREEMENT]

CONSENT

Dated as of November 20, 2012

Reference is made to (a) Amendment No, 1 to the Amended and Restated Credit Agreement, dated as of November 20, 2012 (the “Amendment”; capitalized terms not otherwise defined herein being used herein as defined in the Amendment and in the Credit Agreement referred to below), (b) the Amended and Restated Credit Agreement, dated as of April 9, 2010, among Affinion Group Holdings, Inc., Affinion Group, Inc., as the Borrower, Bank of America, N.A., as administrative agent for the Lenders, and the Lenders and Agents referred to therein (the “Credit Agreement”), and (c) the other Loan Documents referred to therein.

The undersigned as parties to one or more of the Loan Documents, each hereby consents to the execution, delivery and the performance of the Amendment and agrees that each of the Loan Documents to which it is a party is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed on the Amendment No. 1 Effective Date, except that, on and after the Amendment No. 1 Effective Date, each reference to “the Credit Agreement”, “thereunder”, “thereof”, “therein” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended and otherwise modified by the Amendment.

This Consent shall be governed by, and construed in accordance with, the laws of the State of New York.

[Signature pages follow]

Amendment No. 1 to the Affinion Credit Agreement

AFFINION BENEFITS GROUP, LLC

AFFINION BRAZIL HOLDINGS I, LLC

AFFINION BRAZIL HOLDINGS II, LLC

AFFINON DATA SERVICES, INC.

AFFINION GROUP, LLC

AFFINION LOYALTY, LLC

AFFINION LOYALTY ACQUISITION, LLC

AFFINION LOYALTY GROUP, INC.

AFFINION PUBLISHING, LLC

BREAKFIVE, LLC

CARDWELL AGENCY, INC.

CCAA, CORPORATION

CONNEXIONS LOYALTY TRAVEL SOLUTIONS LLC

GLOBAL PROTECTION SOLUTIONS, LLC

INTERNATIONAL TRAVEL FULFILLMENT LLC

LIFT MEDIA, LLC

LONG TERM PREFERRED CARE, INC.

LOYALTY TRAVEL AGENCY LLC

PROSPECTIV DIRECT, INC.

TRAVELERS ADVANTAGE SERVICES, INC.

TRILEGIANT AUTO SERVICES, INC.

TRILEGIANT CORPORATION

TRILEGIANT INSURANCE SERVICES, INC.

TRILEGIANT RETAIL SERVICES, INC.

WATCHGUARD REGISTRATION SERVICES, INC.

WEBLOYALTY HOLDINGS, INC.

WEBLOYALTY.COM, INC.

By:
Name: Title:

CUC ASIA HOLDINGS, by its partners

By: Trilegiant Retail Services, Inc.

By: Trilegiant Corporation

By:
Name: Title: